Exhibit 31.2
                          RULE 13A-14(A) CERTIFICATION

                                PHOTOMEDEX, INC.
                             a Delaware corporation

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         I, Dennis M. McGrath, Chief Financial Officer of PhotoMedex, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with
Rules 13a-14 and 15d-14, as created pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002, with respect to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission herewith under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that:

         (1) I have reviewed this Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2003 (the "Quarterly Report");

         (2) Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this Quarterly Report;

         (3) Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Quarterly Report;

         (4) The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15(d)-15(f)) for the Company and have:

                  (a) designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Quarterly Report is being prepared;

                  (b) evaluated the  effectiveness  of the Company's  disclosure controls and procedures and presented in this Quarterly Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by this Quarterly Report based on such evaluation; and

                  (c) disclosed  in this  Quarterly  report  any  change  in the
                      Company's internal control over financial reporting that occurred during the Company's quarter ending September 30, 2003 that has materially affected, or is reasonable likely to materially affect, the Company's internal control over financial reporting; and

         (5) The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to the Company's auditors and the Audit Committee of the Company's board of directors (or persons performing the equivalent functions):

                  (a) all significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

                  (b) any  fraud,   whether  or  not  material,   that  involves
                      management or other employees who have a significant role in the Company's internal control over financial reporting.





Dated: November 14, 2003                             By: /S/  DENNIS M. MCGRATH
                                                         ----------------------
                                                         Dennis M. McGrath
                                                         Chief Financial Officer